UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021
________________________________________________
ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
________________________________________________

Delaware	001-35480	20-4645388
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(877) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Annual Meeting of the Stockholders of Enphase Energy, Inc. (the “Company”) was held on May 19, 2021 in a virtual meeting format, pursuant to notice duly given (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan was initially adopted by the Company's Board of Directors (“Board”) in March 2021. The terms of the 2021 Plan provide for the grant of incentive stock options; nonstatutory stock options; stock appreciation rights; restricted stock awards; restricted stock unit awards; performance stock awards; and other stock awards. As a result of the approval by the stockholders of the 2021 Plan at the Annual Meeting, no additional awards will be granted under the Company’s 2011 Equity Incentive Plan (the “2011 Plan”). The total number of shares of the Company's common stock available for issuance under the 2021 Plan is (subject to adjustment for certain changes in the Company’s capitalization) comprised of: (A) the sum of (i) 9,530,000 newly reserved shares of common stock and (ii) 5,256,517 Returning Shares (as defined below) as such shares become available from time to time as set forth in the 2021 Plan; minus (B) the number of shares subject to any award granted under the 2011 Plan after March 22, 2021 but prior to the date of the Annual Meeting. “Returning Shares” means (i) shares subject to any outstanding award granted under the 2011 Plan (“Prior Plan Award”) that on or following the date of the Annual Meeting are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued, or is settled in cash; (ii) shares issued pursuant to a Prior Plan Award that on or following the date of the Annual Meeting are forfeited back to or repurchased by the Company because of a failure to vest; or (iii) shares that on or following the date of the Annual Meeting are reacquired or withheld (or not issued) by the Company to satisfy the purchase price of, or a tax withholding obligation in connection with, a Prior Plan Award that is a Full Value Award (as defined in the 2021 Plan). Eligible participants under the 2021 Plan include the Company’s employees (including the Company’s executive officers), directors, and consultants.
A more detailed summary of the material features of the 2021 Plan, including the terms of awards that may be granted thereunder, is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2021 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2021 Plan, a copy of which is incorporated by reference as Exhibit 10.1 hereto.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws.
At the Annual Meeting, the Company’s stockholders approved and adopted the Certificate of Amendment (the “Certificate of Amendment”), of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of the Company’s common stock from 200,000,000 shares to 300,000,000 shares. The amendment was effected by filing the Certificate of Amendment with the Secretary of State of the State of Delaware on May 19, 2021.
A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 22, 2021, the record date for the Annual Meeting, 135,596,126 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 108,448,344 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:
Proposal 1: Election of Directors
Badrinarayanan Kothandaraman and Joseph Malchow were elected as directors to hold office until the 2024 Annual Meeting of Stockholders by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Badrinarayanan Kothandaraman	86,242,392	2,436,046	19,769,906
Joseph Malchow	83,308,517	5,369,921	19,769,906
In addition to the directors elected above, Steven J. Gomo, Benjamin Kortlang, Richard Mora, Jamie Haenggi and Thurman John Rodgers continue to serve as directors after the Annual Meeting.

Proposal 2: Advisory Vote on the Compensation of Named Executive Officers
The compensation of Enphase’s named executive officers has been approved, on an advisory basis by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,284,852	6,255,085	138,501	19,769,906

Proposal 3: Approval of Certificate of Amendment
The amendment to the Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 200,000,000 shares to 300,000,000 shares has been approved by the following vote:

Votes For	Votes Against	Abstentions
104,006,388	4,260,547	181,409
Proposal 4: Approval of the Enphase Energy, Inc. 2021 Equity Incentive Plan
The stockholder proposal requesting approval of the 2021 Enphase Energy, Inc. Equity Incentive Plan has been approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,214,275	6,315,517	148,646	19,769,906
Proposal 5: Ratification of Appointment of Deloitte & Touche LLP
The selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified by the following vote:

Votes For	Votes Against	Abstentions
107,619,104	612,140	217,100

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Enphase Energy, Inc.(1)
10.1	2021 Equity Incentive Plan and forms of agreement thereunder.(2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
(1)Previously filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-8, filed with the SEC on May 19, 2021, and incorporated by reference herein.
(2)Previously filed as Exhibit 99.1 to the Registrant’s Registration Statement on Form S-8, filed with the SEC on May 19, 2021, and incorporated by reference herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: May 19, 2021	ENPHASE ENERGY, INC.
	By:	/s/ Eric Branderiz
Eric Branderiz
Executive Vice President and Chief Financial Officer